EXHIBIT 4.1

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST
Issuer
and
UNION BANK, N.A.
Indenture Trustee
Series 2013-B INDENTURE SUPPLEMENT
Dated as of May 21, 2013

EXHIBITS

EXHIBIT A-1	FORM OF CLASS A NOTE
EXHIBIT A-2	FORM OF DEFINITIVE CLASS M NOTE
EXHIBIT A-3	FORM OF DEFINITIVE CLASS B NOTE
EXHIBIT A-4	FORM OF DEFINITIVE CLASS C NOTE
EXHIBIT A-5	FORM OF DEFINITIVE CLASS D NOTE
EXHIBIT B	FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO INDENTURE TRUSTEE
EXHIBIT C	FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

SCHEDULE I	PERFECTION COVENANTS

SERIES 2013-B INDENTURE SUPPLEMENT, dated as of May 21, 2013 (the “Indenture Supplement”), between WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, a statutory trust organized and existing under the laws of the State of Delaware (herein, the “Issuer” or the “Trust”), and UNION BANK, N.A., a national banking association, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001, between the Issuer and the Indenture Trustee, as amended by Omnibus Amendment, dated as of March 31, 2003, among WFN Credit Company, LLC (the “Transferor”), the Issuer, Comenity Bank (formerly known as World Financial Network Bank), individually and as Servicer, World Financial Network Credit Card Master Trust, Union Bank, N.A. (successor to The Bank of New York Mellon Trust Company, N.A.), as trustee of World Financial Network Credit Card Master Trust and as Indenture Trustee, and as further amended by Supplemental Indenture No. 1 to Master Indenture, dated as of August 13, 2003, Supplemental Indenture No. 2 to Master Indenture, dated as of June 13, 2007, Supplemental Indenture No. 3 to Master Indenture, dated as of May 27, 2008, Supplemental Indenture No. 4 to Master Indenture, dated as of June 28, 2010, and Supplemental Indenture No. 5 to Master Indenture, dated as of February 20, 2013, each between the Issuer and the Indenture Trustee, and as supplemented by the Agreement of Resignation, Appointment and Acceptance, dated as of May 27, 2008, by and among the Administrator, the Issuer, BNY Midwest Trust Company (the successor in interest to the corporate trust administration of Harris Trust and Savings Bank), as resigning indenture trustee, and The Bank of New York Mellon Trust Company, N.A., as successor indenture trustee, and as further supplemented by the Agreement of Resignation, Appointment and Acceptance, dated as of June 26, 2012, by and among the Administrator, the Issuer, The Bank of New York Mellon Trust Company, N.A., as resigning indenture trustee, and Union Bank, N.A., as successor indenture trustee (as amended, the “Indenture”, and together with this Indenture Supplement, the “Agreement”).

Pursuant to Section 2.11 of the Indenture, the Transferor may direct the Owner Trustee, on behalf of the Issuer, to issue one or more Series of Notes.  The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

ARTICLE I.
Creation of the Series 2013-B Notes

Section 1.1                      Designation.

(a)           There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “World Financial Network Credit Card Master Note Trust, Series 2013-B” or the “Series 2013-B Notes.”  The Series 2013-B Notes shall be issued in five Classes, known as the “Class A Series 2013-B 0.91% Asset Backed Notes” (or the “Class A Fixed Rate Asset Backed Notes, Series 2013-B”), the “Class M Series 2013-B 1.50% Asset Backed Notes” (or the “Class M Fixed Rate Asset Backed Notes, Series 2013-B”), the “Class B Series 2013-B 1.75% Asset Backed Notes” (or the “Class B Fixed Rate Asset Backed Notes, Series 2013-B”), the “Class C Series 2013-B 2.75% Asset Backed Notes”

(or the “Class C Fixed Rate Asset Backed Notes, Series 2013-B”) and the “Class D Series 2013-B 0.00% Asset Backed Notes” (or the “Class D 0.00% Asset Backed Notes, Series 2013-B”).

(b)           Series 2013-B shall be included in Group One and shall be a Principal Sharing Series.  Series 2013-B shall be an Excess Allocation Series with respect to Group One only.

(c)          The Series 2013-B Notes shall be issued in minimum denominations of $100,000 and in integral multiples of $1,000.

Section 1.2                      Transfer Restrictions.

(a)           The Class M Notes, Class B Notes, Class C Notes and Class D Notes have not been registered under the Securities Act or any state securities law.  None of the Issuer, the Note Registrar or the Indenture Trustee is obligated to register the Class M Notes, Class B Notes, Class C Notes or Class D Notes under the Securities Act or any other securities or “blue sky” laws or to take any other action not otherwise required under this Indenture Supplement or the Trust Agreement to permit the transfer of any Class M Note, Class B Note, Class C Note or Class D Note without registration.

(b)           Until such time as any such Class of Notes has been registered under the Securities Act and any applicable state securities law, the Class M Notes, Class B Notes, Class C Notes or Class D Notes, as applicable, may not be sold, transferred, assigned, participated, pledged or otherwise disposed of (any such act, a “Retained Note Transfer”) to any Person except in accordance with the provisions of this Section 1.2, and any attempted Retained Note Transfer in violation of this Section 1.2 will be null and void.

(c)           Each Class M Note, Class B Note, Class C Note and Class D Note will bear a legend to the effect of the following unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer’s Certificate) consistent with applicable law:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE.  BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS NOTE:

(1)
AGREES FOR THE BENEFIT OF THE ISSUER AND THE TRANSFEROR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER

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TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE TRANSFEROR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES; AND

(2)	AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

(d)           By acceptance of any Class M Note, Class B Note, Class C Note or Class D Note, the Class M Noteholder, Class B Noteholder, Class C Noteholder or Class D Noteholder, as applicable, specifically agrees with and represents to the Transferor, the Issuer and the Transfer Agent and Registrar, that no Retained Note Transfer will be made unless (i) the registration requirements of the Securities Act and any applicable state securities laws have been complied with, (ii) such Retained Note Transfer is to the Transferor or its Affiliates, or (iii) such Retained Note Transfer is exempt from the registration requirements under the Securities Act because such Retained Note Transfer is in compliance with Rule 144A under the Securities Act, to a transferee who the transferor reasonably believes is a “Qualified Institutional Buyer” (as defined in the Securities Act) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such Retained Note Transfer is being made in reliance upon Rule 144A under the Securities Act.

(e)           The Issuer will make available to the prospective transferor and transferee of a Class M Note, Class B Note, Class C Note or Class D Note information requested to satisfy the requirements of paragraph (d)(4) of Rule 144A.

(f)           All Transfers will be subject to the transfer restrictions set forth on the Notes.

(g)           Each Class A Note, Class M Note, Class B Note and Class C Note will bear a legend to the effect of the following unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer’s Certificate) consistent with applicable law:

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF THE ISSUER, THE INDENTURE TRUSTEE, THE UNDERWRITERS, THE SERVICER, COMENITY BANK AND THE TRANSFEROR, THAT EITHER (A) YOU ARE NOT A BENEFIT PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN OR (B) YOUR PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW), SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.  FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS

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AMENDED (“ERISA”)) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.

(h)           Each Class D Note will bear a legend to the effect of the following unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer’s Certificate) consistent with applicable law:

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF THE ISSUER, THE INDENTURE TRUSTEE, THE SERVICER, COMENITY BANK AND THE TRANSFEROR, THAT YOU ARE NOT A BENEFIT PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN.  FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.

ARTICLE II.
Definitions

Section 2.1                      Definitions.

(a)           Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the

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 singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

“Accumulation Shortfall” means (a) for the first Distribution Date during the Controlled Accumulation Period, zero; and (b) thereafter, for any Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Distribution Date over the amount deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i) for the previous Distribution Date.

“Additional Interest” means, for any Distribution Date, Class A Additional Interest, Class M Additional Interest, Class B Additional Interest, Class C Additional Interest and Class D Additional Interest for such Distribution Date.

“Additional Minimum Transferor Amount” means (a) as of any date of determination falling in November, December and January of each calendar year, the product of (i) 2% and (ii) the sum of (A) the Aggregate Principal Receivables and (B) if such date of determination occurs prior to the Certificate Trust Termination Date, the amount on deposit in the Excess Funding Account and (b) as of any date of determination falling in any other month, zero; provided that the amount specified in clause (a) shall be without duplication of the amount specified as the “Additional Minimum Transferor Amount” in any future supplement to the Pooling and Servicing Agreement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a) and in the Indenture Supplement relating to the Series 2009-D Notes, Series 2010-A Notes, Series 2011-A Notes, Series 2011-B Notes, Series 2012-A Notes, Series 2012-B Notes, Series 2012-C Notes, Series 2012-D Notes, Series 2013-A Notes or Series 2009-VFN Notes (or in any future Indenture Supplement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a)).  The Additional Minimum Transferor Amount is specified pursuant to Section 8.7 as an additional amount to be considered part of the Minimum Transferor Amount.

“Aggregate Investor Default Amount” means, as to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

“Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction:

(a)           the numerator of which shall be equal to:

(i)  (x) for Principal Collections for any Monthly Period (or portion thereof) during the Revolving Period and (y) for Finance Charge Collections and Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date), less any reductions to be made to the Collateral Amount on account of principal payments, the retirement and cancellation of any Series 2013-B Notes or deposits to the Principal Accumulation Account to be made on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated; or

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(ii)  for Principal Collections for any Monthly Period (or portion thereof) during the Early Amortization Period and the Controlled Accumulation Period, (x) the Collateral Amount at the end of the last day of the Revolving Period, less, (y) if sufficient funds have been deposited to a Trust Account to pay the outstanding principal amount of the Series 2013-B Notes (excluding the principal amount of any Series 2013-B Notes deducted pursuant to the following clause (z)) in full on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated, the aggregate amount of principal payments to be made on such final Distribution Date; and less (z) the principal amount of any Series 2013-B Notes held by the Transferor to be retired and cancelled in consideration for an increase in the Transferor Interest on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated if after giving effect to such retirement and cancellation, there would be no Series 2013-B Notes Outstanding;

provided, however, that the Transferor may, by written notice to the Indenture Trustee, the Servicer and the Rating Agencies, reduce the numerator used for purposes of allocating Principal Collections to Series 2013-B at any time if (x) the Rating Agency Condition shall have been satisfied with respect to such reduction and (y) the Transferor shall have delivered to the Indenture Trustee an Officer’s Certificate to the effect, based on the facts known to such officer at that time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 2013-B; and

(b)           the denominator of which shall be the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior calendar month and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series and all outstanding Series under (and as defined in) the Pooling and Servicing Agreement (other than any Series represented by the Collateral Certificate) on such date of determination; provided, that if one or more Reset Dates occur in a Monthly Period, the Allocation Percentage for the portion of the Monthly Period falling on and after such Reset Date and prior to any subsequent Reset Date will be recalculated for such period as of the close of business on the subject Reset Date.

“Available Finance Charge Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series 2013-B for such Monthly Period, plus (c) Principal Accumulation Investment Proceeds, if any, with respect to the related Transfer Date, plus (d) interest and earnings on funds on deposit in the Reserve Account and Spread Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to Sections 4.10(b) and 4.11(b), respectively, plus (e) amounts, if any, to be withdrawn from the Reserve Account which will be

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deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to Section 4.10(d).

“Available Principal Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.6 are required to be applied on the related Transfer Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2013-B for application as Shared Principal Collections), plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.4(a)(vi) and (vii) for the related Distribution Date.

“Available Reserve Account Amount” means, for any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account (after taking into account any interest and earnings retained in the Reserve Account pursuant to Section 4.10(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.4(a)(ix) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

“Available Spread Account Amount” means, for any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount, in each case on such Transfer Date.

“Base Rate” means, for any Monthly Period, the annualized percentage (based on a 360-day year of twelve 30-day months, or in the case of the initial Monthly Period, the actual number of days and a 360 day year) equivalent of a fraction, the numerator of which is equal to the sum of (x) the Monthly Interest and (y) the Noteholder Servicing Fee, each with respect to the related Distribution Date, and the denominator of which is the Collateral Amount plus amounts on deposit in the Principal Accumulation Account, each as of the close of business on the last day of such Monthly Period.

“Class A Additional Interest” is defined in Section 4.2(a).

“Class A Deficiency Amount” is defined in Section 4.2(a).

“Class A Monthly Interest” is defined in Section 4.2(a).

“Class A Note Initial Principal Balance” means $500,000,000.

“Class A Note Interest Rate” means a per annum rate of 0.91%.

“Class A Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.

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“Class A Notes” means any one of the Notes executed by the Owner Trustee, on behalf of the Issuer, and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

“Class A Required Amount” means, for any Distribution Date, an amount equal to the excess of the amounts described in subsection 4.4(a)(i) over the amount of Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).

“Class B Additional Interest” is defined in Section 4.2(c).

“Class B Deficiency Amount” is defined in Section 4.2(c).

“Class B Monthly Interest” is defined in Section 4.2(c).

“Class B Note Initial Principal Balance” means $27,961,000.

“Class B Note Interest Rate” means a per annum rate of 1.75%.

“Class B Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” means any one of the Notes executed by the Owner Trustee, on behalf of the Issuer, and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

“Class B Required Amount” means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.4(a)(iii) over the amount of Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).

“Class C Additional Interest” is defined in Section 4.2(d).

“Class C Deficiency Amount” is defined in Section 4.2(d).

“Class C Monthly Interest” is defined in Section 4.2(d).

“Class C Note Initial Principal Balance” means $75,658,000.

“Class C Note Interest Rate” means a per annum rate of 2.75%.

“Class C Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

“Class C Noteholder” means the Person in whose name a Class C Note is registered in the Note Register.

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“Class C Notes” means any one of the Notes executed by the Owner Trustee, on behalf of the Issuer, and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-4.

“Class C Required Amount” means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.4(a)(v) over the sum of the amount of Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a) plus any amounts withdrawn from the Spread Account for such purpose.

“Class D Additional Interest” is defined in Section 4.2(e).

“Class D Deficiency Amount” is defined in Section 4.2(e).

“Class D Monthly Interest” is defined in Section 4.2(e).

“Class D Note Initial Principal Balance” means $26,316,000.

“Class D Note Interest Rate” means a per annum rate of 0.00%.

“Class D Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class D Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class D Noteholders on or prior to such date.

“Class D Noteholder” means the Person in whose name a Class D Note is registered in the Note Register.

“Class D Notes” means any one of the Notes executed by the Owner Trustee, on behalf of the Issuer, and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-5.

“Class M Additional Interest” is defined in Section 4.2(b).

“Class M Deficiency Amount” is defined in Section 4.2(b).

“Class M Monthly Interest” is defined in Section 4.2(b).

“Class M Note Initial Principal Balance” means $27,961,000.

“Class M Note Interest Rate” means a per annum rate of 1.50%.

“Class M Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class M Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class M Noteholders on or prior to such date.

“Class M Noteholder” means the Person in whose name a Class M Note is registered in the Note Register.

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“Class M Notes” means any one of the Notes executed by the Owner Trustee, on behalf of the Issuer, and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

“Class M Required Amount” means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.4(a)(ii) over the amount of Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).

“Closing Date” means May 21, 2013.

“Collateral Amount” means, as of any date of determination, an amount equal to the result of (a) Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2013-B Noteholders (other than any principal payments made from funds on deposit in the Spread Account) and, without duplication, the principal amount of any Series 2013-B Notes that are retired and cancelled, minus (c) the balance on deposit in the Principal Accumulation Account, minus (d) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

“Controlled Accumulation Amount” means, for any Transfer Date with respect to the Controlled Accumulation Period, the result of (rounded up to the nearest whole dollar) (i) the Note Principal Balance as of the last day of the Revolving Period divided by (ii) the Controlled Accumulation Period Length; provided, further, that the Controlled Accumulation Amount for any Distribution Date shall not exceed the Note Principal Balance minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.

“Controlled Accumulation Period” means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on May 1, 2015 or such later date as is determined in accordance with Section 4.13, and ending on the first to occur of (a) the commencement of the Early Amortization Period and (b) the Series Termination Date.

“Controlled Accumulation Period Length” is defined in Section 4.13.

“Controlled Deposit Amount” means, for any Transfer Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Transfer Date and any existing Accumulation Shortfall.

“Covered Amount” means an amount, determined as of each Transfer Date for any Distribution Period, equal to the sum of (a) the product of (i) the Class A Monthly Interest times (ii) a fraction, (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account, up to the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, plus (b) the product of (i) the Class M Monthly Interest times (ii) a fraction (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account in excess of the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, up to the Class M Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the

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denominator of which is equal to the Class M Note Principal Balance as of the Record Date preceding such Transfer Date, plus (c) the product of (i) the Class B Monthly Interest times (ii) a fraction (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account in excess of the sum of the Class A Note Principal Balance and the Class M Note Principal Balance as of the Record Date preceding such Transfer Date, up to the Class B Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class B Note Principal Balance as of the Record Date preceding such Transfer Date, plus (d) the product of (i) the Class C Monthly Interest times (ii) a fraction (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account in excess of the sum of the Class A Note Principal Balance, the Class M Note Principal Balance and the Class B Note Principal Balance, in each case as of the Record Date preceding such Transfer Date, up to the Class C Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class C Note Principal Balance as of the Record Date preceding such Transfer Date, plus (e) the product of (i) the Class D Monthly Interest times (ii) a fraction (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account in excess of the sum of the Class A Note Principal Balance, the Class M Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance, in each case as of the Record Date preceding such Transfer Date, up to the Class D Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class D Note Principal Balance as of the Record Date preceding such Transfer Date.

“Default Amount” means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to WFN or the Transferor) in such Defaulted Account on the day it became a Defaulted Account.

“Defaulted Account” means an Account in which there are Defaulted Receivables.

“Dilution” means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or because such Receivable is an Excess Fraud Receivable or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

“Distribution Account” is defined in Section 4.9(a).

“Distribution Date” means July 15, 2013 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Distribution Period” means, for any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

“Early Amortization Period” means the period commencing on the date on which a Trust Early Amortization Event or a Series 2013-B Early Amortization Event is deemed to occur and ending on the Series Termination Date.

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“Eligible Investments” is defined in Annex A to the Indenture; provided that references within clause (f) of the definition of “Eligible Investments” to the “highest investment category” of S&P shall mean AAAm and of Moody’s shall mean AAA-mf; provided further that solely for purposes of Section 4.11(b), references within the definition of “Eligible Investments” (other than with respect to clause (f) thereof) to the “highest investment category” of S&P shall mean A-2 and of Moody’s shall mean P-2.

“Excess Spread Percentage” means, for any Monthly Period, a percentage equal to the Portfolio Yield for such Monthly Period, minus the Base Rate for such Monthly Period.

“Expected Principal Payment Date” means the May 2016 Distribution Date.

“Finance Charge Account” is defined in Section 4.9(a).

“Finance Charge Collections” means Collections of Finance Charge Receivables.

“Finance Charge Shortfall” is defined in Section 4.7.

“Group One” means Series 2009-D, Series 2010-A, Series 2011-A, Series 2011-B, Series 2012-A, Series 2012-B, Series 2012-C, Series 2012-D, Series 2013-A, Series 2013-B and Series 2009-VFN, the outstanding Series under (and as defined in) the Pooling and Servicing Agreement (other than Series represented by the Collateral Certificate) hereafter specified in the related supplement to the Pooling and Servicing Agreement to be included in Group One and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.

“Initial Collateral Amount” means $657,896,000.

“Interest Period” means, for any Distribution Date, the related Distribution Period.

“Investment Earnings” means, for any Distribution Date, all interest and earnings on Eligible Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.

“Investor Charge-Offs” is defined in Section 4.5.

“Investor Default Amount” means, with respect to any Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Allocation Percentage on the day such Account became a Defaulted Account.

“Investor Finance Charge Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Finance Charge Collections (including Net Recoveries treated as Finance Charge Collections) retained or deposited in the Finance Charge Account for Series 2013-B pursuant to subsection 4.1(b)(i) for such Monthly Period.

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“Investor Principal Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Principal Collections retained or deposited in the Principal Account for Series 2013-B pursuant to subsection 4.1(b)(ii) for such Monthly Period.

“Investor Uncovered Dilution Amount” means an amount equal to the product of (x) the Series Allocation Percentage for the related Monthly Period (determined on a weighted average basis, if one or more Reset Dates occur during that Monthly Period), times (y) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to be made to the Excess Funding Account pursuant to Section 3.9(a) of the Transfer and Servicing Agreement or Section 3.9(a) of the Pooling and Servicing Agreement but has not been made; provided that, if the Transferor Amount is greater than zero at the time the deposit referred to in clause (y) is required to be made, the Investor Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero.

“Minimum Transferor Amount” means (a) prior to the Certificate Trust Termination Date, the “Minimum Transferor Amount” under (and as defined in) the Pooling and Servicing Agreement and (b) on and after the Certificate Trust Termination Date, the “Minimum Transferor Amount” as defined in Annex A to the Indenture.

“Monthly Interest” means, for any Distribution Date, the sum of the Class A Monthly Interest, the Class M Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest and the Class D Monthly Interest for such Distribution Date.

“Monthly Period” means the period from and including the first day of the calendar month preceding a related Distribution Date to and including the last day of such calendar month; provided that the Monthly Period related to the July 2013 Distribution Date shall mean the period from and including the Closing Date to and including the last day of June 2013.

“Monthly Principal” is defined in Section 4.3.

“Monthly Principal Reallocation Amount” means, for any Monthly Period, an amount equal to the sum of:

(a)  the lower of (i) the Class A Required Amount and (ii) the greater of (A)(x) the product of (I) 24.00% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Distribution Date) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (B) zero;

(b)  the lower of (i) the Class M Required Amount and (ii) the greater of (A)(x) the product of (I) 19.75% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Distribution Date) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clause (a) above) and (B) zero;

(c)  the lower of (i) the sum of the Class B Required Amount and the Servicing Fee Required Amount and (ii) the greater of (A)(x) the product of (I) 15.50% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs

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(after giving effect to Investor Charge-Offs for the related Distribution Date) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clauses (a) and (b) above) and (B) zero;

(d)  the lower of (i) the Class C Required Amount and (ii) the greater of (A)(x) the product of (I) 4.0% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Distribution Date) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clauses (a), (b) and (c) above) and (B) zero.

“Note Principal Balance” means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class M Note Principal Balance, the Class B Note Principal Balance, the Class C Note Principal Balance and the Class D Note Principal Balance.

“Noteholder Servicing Fee” is defined in Section 3.1.

“Percentage Allocation” is defined in subsection 4.1(b)(ii)(x).

“Potential Shortfall” is defined in subsection 4.1(b)(ii)(x).

“Portfolio Yield” means, for any Monthly Period, the annualized percentage (based on a 360-day year of twelve 30-day months or, in the case of the initial Monthly Period, the actual number of days and a 360 day year) equivalent of a fraction, (a) the numerator of which is equal to (i) the Available Finance Charge Collections (excluding any Excess Finance Charge Collections), minus (ii) the Aggregate Investor Default Amount and the Investor Uncovered Dilution Amount for such Monthly Period and (b) the denominator of which is the Collateral Amount plus amounts on deposit in Principal Accumulation Account, each as of the close of business on the last day of such Monthly Period.

“Principal Account” is defined in Section 4.9(a).

“Principal Accumulation Account” is defined in Section 4.9(a).

“Principal Accumulation Account Balance” means, for any date of determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.

“Principal Accumulation Investment Proceeds” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Accumulation Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Principal Collections” means Collections of Principal Receivables.

“Principal Shortfall” is defined in Section 4.8.

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“Qualified Maturity Agreement” means an agreement whereby an Eligible Institution agrees to make a deposit into the Principal Accumulation Account on the Expected Principal Payment Date in an amount equal to the initial Note Principal Balance.

“Quarterly Excess Spread Percentage” means (a) with respect to the September 2013 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the August 2013 Distribution Date and (ii) the Excess Spread Percentage with respect to the September 2013 Distribution Date and the denominator of which is two and (b) with respect to the October 2013 Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages determined with respect to such Distribution Date and the immediately preceding two Distribution Dates and the denominator of which is three.

“Rating Agency” means as of any date and with respect to any Class of the Series 2013-B Notes, the nationally recognized statistical rating organizations that have been requested by the Transferor to provide ratings of such class and that are rating the Series 2013-B Notes on such date.

“Rating Agency Condition” means, notwithstanding anything to the contrary in the Indenture, with respect to Series 2013-B and any action subject to such condition, (i) if Standard & Poor’s is a Rating Agency with respect to Series 2013-B, Standard & Poor’s shall have notified the Issuer in writing that such action will not result in a reduction or withdrawal of their respective ratings of any outstanding Class of Series 2013-B Notes and (ii) for any Rating Agency of the Series 2013-B Notes other than Standard & Poor’s, 10 days’ prior written notice (or, if 10 days’ advance notice is impracticable, as much advance notice as is practicable) to each Rating Agency delivered electronically to such email address as may be provided by the applicable Rating Agency.

“Reallocated Principal Collections” means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 4.6 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

“Reassignment Amount” means, for any Transfer Date, after giving effect to any deposits and distributions otherwise to be made on the related Distribution Date, the sum of (i) the Note Principal Balance on the related Distribution Date, plus (ii) Monthly Interest for the related Distribution Date and any Monthly Interest previously due but not distributed to the Series 2013-B Noteholders, plus (iii) the amount of Additional Interest, if any, for the related Distribution Date and any Additional Interest previously due but not distributed to the Series 2013-B Noteholders on a prior Distribution Date.

“Required Principal Balance” means (a) prior to the Certificate Trust Termination Date, the “Required Principal Balance” under (and as defined in) the Pooling and Servicing Agreement and (b) on and after the Certificate Trust Termination Date, the “Required Principal Balance” as defined in Annex A to the Indenture.

“Required Reserve Account Amount” means, for any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the Note Principal Balance or

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(b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 2013-B.

“Required Retained Transferor Percentage” means, for purposes of Series 2013-B, 4.0%.

“Required Spread Account Amount” means, for the September 2013 Distribution Date and each Distribution Date thereafter, (a) the product of (i) the Spread Account Percentage in effect on such date and (ii) during (x) the Revolving Period, the Collateral Amount, and (y) thereafter, the Collateral Amount as of the last day of the Revolving Period; provided that after the occurrence of an Event of Default resulting in acceleration of the Series 2013-B Notes, the Required Spread Account Amount shall equal the Note Principal Balance (after taking into account any payments to be made on such Distribution Date); and provided, further, that, except as described in the preceding proviso following the acceleration of the Series 2013-B Notes in no event will the Required Spread Account Amount exceed the Class C Note Principal Balance (after taking into account any payments to be made on such Distribution Date).

“Reserve Account” is defined in Section 4.10(a).

“Reserve Account Funding Date” means the Transfer Date designated by the Servicer which occurs not later than the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period (which commencement shall be subject to postponement pursuant to Section 4.13); provided, however, that subject to satisfaction of the Rating Agency Condition, the Reserve Account Funding Date may be any date selected by the Servicer.

“Reserve Account Surplus” means, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

“Reserve Draw Amount” means, with respect to each Transfer Date relating to the Controlled Accumulation Period or the first Transfer Date relating to the Early Amortization Period, the amount, if any, by which the Principal Accumulation Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Transfer Date.

“Reset Date” means:

(a)  each Addition Date and each “Addition Date” (as such term is defined in the Pooling and Servicing Agreement), in each case relating to Supplemental Accounts;

(b)  each Removal Date and each “Removal Date” (as such term is defined in the Pooling and Servicing Agreement) on which, if any Series of Notes or any Series under (and as defined in) the Pooling and Servicing Agreement has been paid in full, Principal

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         Receivables equal to the Initial Collateral Amount for that Series are removed from the Receivables Trust;

(c)  each date on which there is an increase in the outstanding balance of any Variable Interest or “Variable Interest” (as such term is defined in the Pooling and Servicing Agreement); and

(d)  each date on which a new Series, Class or subclass of Notes is issued and each date on which a new “Series” or “Class” (each as defined in the Pooling and Servicing Agreement) of investor certificates is issued by the Certificate Trust.

“Retained Note Transfer” is defined in Section 1.2.

“Revolving Period” means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Controlled Accumulation Period commences or the day the Early Amortization Period commences.

“Series 2013-B” means the Series of Notes the terms of which are specified in this Indenture Supplement.

“Series 2013-B Early Amortization Event” is defined in Section 6.1.

“Series 2013-B Final Maturity Date” means the March 2020 Distribution Date.

“Series 2013-B Note” means a Class A Note, a Class M Note, a Class B Note, a Class C Note or a Class D Note.

“Series 2013-B Noteholder” means a Class A Noteholder, a Class M Noteholder, a Class B Noteholder, a Class C Noteholder or a Class D Noteholder.

“Series Account” means, (a) with respect to Series 2013-B, the Finance Charge Account, the Principal Account, the Principal Accumulation Account, the Distribution Account, the Reserve Account and the Spread Account and (b) with respect to any other Series, the “Series Accounts” for such Series as specified in the Indenture and the applicable Indenture Supplement for such Series.

“Series Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Allocation Percentage for Finance Charge Collections for that Monthly Period and the denominator of which is the sum of the Allocation Percentages for Finance Charge Receivables for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date and prior to any subsequent Reset Date will be determined using a denominator which is equal to the sum of the numerators used in determining the Allocation Percentage for Finance Charge Receivables for all outstanding Series as of the close of business on the subject Reset Date.

“Series Servicing Fee Percentage” means 2% per annum.

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“Series Termination Date” means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series 2013-B Final Maturity Date.

“Servicing Fee Required Amount” means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.4(a)(iv) over the amount of the Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).

“Specified Transferor Amount” means, at any time, the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) at that time.

“Spread Account” is defined in Section 4.11(a).

“Spread Account Deficiency” means the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

“Spread Account Percentage” means, for any Distribution Date, (i) 0.00% if the Quarterly Excess Spread Percentage on such Distribution Date is greater than or equal to 6.5%, (ii) 0.50% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 6.5% and greater than or equal to 6.0%, (iii) 1.75% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 6.0% and greater than or equal to 5.5%, (iv) 2.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 5.5% and greater than or equal to 5.0%, (v) 2.75% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 5.0% and greater than or equal to 4.5%, (vi) 3.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 4.5% and greater than or equal to 4.0%, (vii) 3.75% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 4.0% and greater than or equal to 3.0%, (viii) 4.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 3.0% and greater than or equal to 2.5%, and (ix) 4.75% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 2.5%; provided, that:

(a)  if the Spread Account Percentage for a Distribution Date is greater than 1.75%, then the Spread Account Percentage shall not decrease to a lower percentage until the first subsequent Distribution Date on which the arithmetic mean of the Quarterly Excess Spread Percentages for such subsequent Distribution Date and for the two Distribution Dates immediately prior to such subsequent Distribution Date is greater than or equal to the lowest Quarterly Excess Spread Percentage associated with a lower Spread Account Percentage;

(b)  if the Spread Account Percentage for a Distribution is equal to 1.75%, then the Spread Account Percentage shall not decrease to a lower percentage until the first subsequent Distribution Date on which the arithmetic mean of the Quarterly Excess Spread Percentages for such subsequent Distribution Date and for the Distribution Date immediately prior to such subsequent Distribution Date is greater than or equal to the lowest Quarterly Excess Spread Percentage associated with a lower Spread Account Percentage;

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(c)  in no event will the Spread Account Percentage decrease by more than one of the levels specified above between any two Distribution Dates;1 and

(d)  if an Early Amortization Event is deemed to occur with respect to Series 2013-B, the Spread Account Percentage shall be 12.50%.

“Target Amount” is defined in subsection 4.1(b)(i).

“Transfer” means any sale, transfer, assignment, exchange, participation, pledge, hypothecation, rehypothecation, or other grant of a security interest in or disposition of, a Note.

“Transferor Amount” means (a) prior to the Certificate Trust Termination Date, the “Transferor Amount” under (and as defined in) the Pooling and Servicing Agreement and (b) on and after the Certificate Trust Termination Date, the “Transferor Amount” as defined in Annex A to the Indenture.  For purposes of determining the Transferor Amount on any date of determination, any amount deposited into the Principal Account in respect of a Potential Shortfall shall be deemed not to be on deposit in the Principal Account.

(b)           Each capitalized term defined herein shall relate to the Series 2013-B Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires.  All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in Annex A to the Master Indenture.

(c)           The interpretive rules specified in Section 1.2 of the Master Indenture also apply to this Indenture Supplement.  If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

ARTICLE III.
Noteholder Servicing Fee

Section 3.1                Servicing Compensation.  The share of the Servicing Fee allocable to Series 2013-B for any Transfer Date (the “Noteholder Servicing Fee”) shall be equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall be equal to $1,461,991.11.  The remainder of the Servicing Fee shall be paid by the holders of the Transferor Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2013-B Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Interest or the noteholders of any other Series.

1 For example, if the Spread Account Percentage on one Distribution Date were 2.25%, then the Spread Account Percentage for the next Distribution Date could not be less than 1.75%, even if the Quarterly Excess Spread Percentage on such next Distribution Date were greater than or equal to 6.0%.

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Section 3.2                      Covenants.  The parties hereto agree that the covenants set forth in Schedule I shall be a part of this Indenture Supplement for all purposes.

ARTICLE IV.
Rights of Series 2013-B Noteholders and Allocation and Application of Collections

Section 4.1                      Collections and Allocations

(a)           Allocations.  Finance Charge Collections, Principal Collections and Defaulted Receivables allocated to Series 2013-B pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

(b)           Allocations to the Series 2013-B Noteholders.  The Servicer shall on the Date of Processing, allocate to the Series 2013-B Noteholders the following amounts as set forth below:

(i)           Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 2013-B Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections processed on such Date of Processing and shall deposit such amount into the Finance Charge Account, provided that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Collections of Principal Receivables equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.1(b)(ii) and deposited pursuant to Section 4.1(c)), Collections of Finance Charge Receivables shall be transferred into the Finance Charge Account only until such time as the aggregate amount so deposited equals the sum (the “Target Amount”) of (A) the Monthly Interest for the related Distribution Date, (B) if WFN is not the Servicer, the Noteholder Servicing Fee (and if WFN is the Servicer, then amounts that otherwise would have been transferred into the Finance Charge Account pursuant to this clause (B) shall instead be returned to WFN as payment of the Noteholder Servicing Fee), (C) any amount required to be deposited in the Reserve Account and the Spread Account on the related Transfer Date and (D) the sum of 150% of the Investor Default Amounts from the prior Monthly Period and any Investor Uncovered Dilution Amounts from the prior Monthly Period; provided further, that, notwithstanding the preceding proviso, if on any Business Day the Servicer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Servicer, then (x) Servicer shall (on the same Business Day) inform Transferor of such determination, and (y) within two Business Days of receiving such notice Transferor shall deposit into the Finance Charge Account funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Noteholders for that Monthly Period but not deposited into the Finance Charge Account due to the operation of the preceding proviso (but not in excess of the amount required so that the aggregate amount deposited for the subject Monthly Period equals the Target Amount); and provided, further, if on any Transfer Date the Transferor Amount is less than the Specified Transferor Amount after giving effect to all transfers and deposits on that Transfer Date, Transferor shall, on that Transfer Date, deposit into the Principal Account funds in an amount equal to the amounts of

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Available Finance Charge Collections that are required to be treated as Available Principal Collections pursuant to Section 4.4(a)(vi) and (vii) but are not available from funds in the Finance Charge Account as a result of the operation of the second preceding proviso.

With respect to any Monthly Period when deposits of Collections of Finance Charge Receivables into the Finance Charge Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Noteholders during that Monthly Period had been deposited in the Finance Charge Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Collections of Finance Charge Receivables released to Transferor pursuant to such Section 4.1(b)(i) shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been retained in the Finance Charge Account and applied to the items specified in Sections 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Finance Charge Account on such Transfer Date.  To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (d) of the definition of Collateral Amount and by the definition of Portfolio Yield.

(ii)           Allocations of Principal Collections.  The Servicer shall allocate to the Series 2013-B Noteholders the following amounts as set forth below:

(x)           Allocations During the Revolving Period.

(1)           During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing (the product for any such date is hereinafter referred to as a “Percentage Allocation”), shall be allocated to the Series 2013-B Noteholders and such amount shall be applied as follows: (I) first, if there shall not have been credited to the Finance Charge Account an amount equal to the sum of the Monthly Interest and, if the Bank is not the Servicer, the Noteholder Servicing Fee for such Monthly Period (the amount of any such shortfall in the Finance Charge Account being hereinafter referred to as the “Potential Shortfall”), transferred to the Principal Account in an amount equal to the amount of the Potential Shortfall, (II) second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, transferred to the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, (III) third, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and (IV) fourth, paid to the holders of the Transferor Interest; provided that if on any date the aggregate amount transferred to the Principal Account in respect of clause (I) exceeds the Potential Shortfall, such excess amount shall be applied pursuant to clauses (II) through (IV) so that the amount credited to the Principal Account in respect of clause (I) equals the Potential Shortfall.

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(2)           With respect to each Monthly Period falling in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series 2013-B Noteholders pursuant to this subsection 4.1(b)(ii) are paid to Transferor, Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 4.6.

(y)           Allocations During the Controlled Accumulation Period.  During the Controlled Accumulation Period an amount equal to the Percentage Allocation shall be allocated to the Series 2013-B Noteholders and such amount shall be applied as follows: (I) first, if there is a Potential Shortfall, transferred to the Principal Account in an amount equal to the amount of the Potential Shortfall, (II) second, transferred to the Principal Account until the sum of the portion of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period that have been transferred to the Principal Account for such purpose equals the Controlled Deposit Amount for the related Distribution Date, (III) third, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, transferred to the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, (IV) fourth, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and (V) fifth, paid to the holders of the Transferor Interest; provided that if on any date the aggregate amount transferred to the Principal Account in respect of clause (I) exceeds the Potential Shortfall, such excess amount shall be applied pursuant to clauses (II) through (V) so that the amount credited to the Principal Account in respect of clause (I) equals the Potential Shortfall.

(z)           Allocations During the Early Amortization Period.  During the Early Amortization Period, an amount equal to the Percentage Allocation shall be allocated to the Series 2013-B Noteholders and applied as follows: (I) first, if there is a Potential Shortfall, transferred to the Principal Account in an amount equal to the amount of the Potential Shortfall, (II) second, transferred to the Principal Account until the sum of the portion of such Percentage Allocation and all preceding Percentage Allocations that have been transferred to the Principal Account for such purpose equals the Note Principal Balance; (III) third, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, transferred to the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, (IV) fourth, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and (V) fifth, paid to the holders of the Transferor Interest; provided that if on any date the aggregate amount transferred to the Principal Account in respect of clause (I) exceeds the Potential Shortfall, such excess amount shall be applied pursuant to clauses (II) through (V) so that the amount credited to the Principal Account in respect of clause (I) equals the Potential Shortfall.

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     (c)           During any period when Servicer is permitted by Section 4.3 of the Pooling and Servicing Agreement or Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Noteholders pursuant to Sections 4.1(a) and (b) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if WFN is Servicer, Servicer, and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 2013-B pursuant to Section 4.15 of the Pooling and Servicing Agreement or Section 8.5 of the Indenture)).

(d)           On any date, Servicer may withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.

Section 4.2                      Determination of Monthly Interest.

(a)           The amount of monthly interest (“Class A Monthly Interest”) distributable from the Distribution Account with respect to the Class A Notes for any Interest Period on the related Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance); provided that the Class A Monthly Interest for the July 2013 Distribution Date shall be $682,500.00.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(a) as of the prior Distribution Date over (y) the amount actually transferred from the Distribution Account for payment of such amount.  If the Class A Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Deficiency Amount is fully paid, an additional amount (“Class A Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class A Deficiency Amount (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes.  Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

(b)           The amount of monthly interest (“Class M Monthly Interest”) distributable from the Distribution Account with respect to the Class M Notes for any Interest Period on the related Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class M Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class M Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to

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the initial Distribution Date, the Class M Note Initial Principal Balance); provided that the Class M Monthly Interest for the July 2013 Distribution Date shall be $73,397.63.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class M Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(b) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount.  If the Class M Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class M Deficiency Amount is fully paid, an additional amount (“Class M Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class M Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class M Deficiency Amount (or the portion thereof which has not been paid to the Class M Noteholders) shall be payable as provided herein with respect to the Class M Notes.  Notwithstanding anything to the contrary herein, Class M Additional Interest shall be payable or distributed to the Class M Noteholders only to the extent permitted by applicable law.

(c)           The amount of monthly interest (“Class B Monthly Interest”) distributable from the Distribution Account with respect to the Class B Notes for any Interest Period on the related Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance); provided that the Class B Monthly Interest for the July 2013 Distribution Date shall be $73,397.63.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class B Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(c) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount.  If the Class B Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Deficiency Amount is fully paid, an additional amount (“Class B Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class B Deficiency Amount (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes.  Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

(d)           The amount of monthly interest (“Class C Monthly Interest”) distributable from the Distribution Account with respect to the Class C Notes for any Interest Period on the related Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to

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the initial Distribution Date, the Class C Note Initial Principal Balance); provided that the Class C Monthly Interest for the July 2013 Distribution Date shall be $312,089.25.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class C Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(d) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount.  If the Class C Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Deficiency Amount is fully paid, an additional amount (“Class C Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class C Deficiency Amount (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes.  Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

(e)           The amount of monthly interest (“Class D Monthly Interest”) distributable from the Distribution Account with respect to the Class D Notes for any Interest Period on the related Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class D Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class D Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class D Note Initial Principal Balance); provided that the Class D Monthly Interest for the July 2013 Distribution Date shall be $0.00.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class D Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(e) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount.  If the Class D Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class D Deficiency Amount is fully paid, an additional amount (“Class D Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class D Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class D Deficiency Amount (or the portion thereof which has not been paid to the Class D Noteholders) shall be payable as provided herein with respect to the Class D Notes.  Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed to the Class D Noteholders only to the extent permitted by applicable law.

Section 4.3                      Determination of Monthly Principal.  The amount of monthly principal to be transferred from the Principal Account with respect to the Notes on each Transfer Date (the “Monthly Principal”), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date, (iii) the

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Collateral Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.5 and 4.6) prior to any deposit into the Principal Accumulation Account on such Transfer Date, and (iv) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.

Section 4.4                      Application of Available Finance Charge Collections and Available Principal Collections.  On or before each Transfer Date, the Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw and the Indenture Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or related Distribution Date, as applicable, to the extent of available funds, the amount required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account as follows:

(a)           On each Transfer Date, an amount equal to the Available Finance Charge Collections with respect to the related Distribution Date will be distributed or deposited in the following priority:

(i)           an amount equal to Class A Monthly Interest for such Distribution Date, plus any Class A Deficiency Amount, plus the amount of any Class A Additional Interest for such Distribution Date, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;

(ii)           an amount equal to Class M Monthly Interest for such Distribution Date, plus any Class M Deficiency Amount, plus the amount of any Class M Additional Interest for such Distribution Date, plus the amount of any Class M Additional Interest previously due but not distributed to Class M Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;

(iii)           an amount equal to Class B Monthly Interest for such Distribution Date, plus any Class B Deficiency Amount, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;

(iv)           an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to the Servicer on a prior Transfer Date, shall be distributed to the Servicer;

(v)           an amount equal to Class C Monthly Interest for such Distribution Date, plus any Class C Deficiency Amount, plus the amount of any Class C Additional Interest for such Distribution Date, plus the amount of any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;

(vi)           an amount equal to the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and, during the

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   Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on the related Transfer Date;

(vii)           an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subsection (vii) shall be treated as a portion of Available Principal Collections for such Distribution Date;

(viii)           an amount equal to Class D Monthly Interest for such Distribution Date, plus any Class D Deficiency Amount, plus the amount of any Class D Additional Interest for such Distribution Date, plus the amount of any Class D Additional Interest previously due but not distributed to the Class D Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;

(ix)           on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.10(f), an amount equal to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account as provided in Section 4.10(a);

(x)           an amount equal to the amounts required to be deposited in the Spread Account pursuant to Section 4.11(f) shall be deposited into the Spread Account as provided in Section 4.11(f);

(xi)           any amounts designated in writing by the Transferor to the Servicer and Indenture Trustee as amounts to be paid from Available Finance Charge Collections shall be paid in accordance with the Transferor’s instructions; and

(xii)           the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date.

(b)           On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(c)           On each Transfer Date with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed or deposited in the following order of priority:

(i)           during the Controlled Accumulation Period, an amount equal to the Monthly Principal for such Transfer Date shall be deposited into the Principal Accumulation Account;

(ii)           during the Early Amortization Period, an amount equal to the Monthly Principal for such Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class A Noteholders on the related Distribution Date until the Class A Note Principal Balance has been paid in full;

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(iii)           during the Early Amortization Period, after giving effect to the distribution referred to in clause (ii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class M Noteholders on the related Distribution Date until the Class M Note Principal Balance has been paid in full;

(iv)           during the Early Amortization Period, after giving effect to the distribution referred to in clauses (ii) and (iii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class B Noteholders on the related Distribution Date until the Class B Note Principal Balance has been paid in full;

(v)           during the Early Amortization Period, after giving effect to the distributions referred to in clauses (ii) through (iv) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class C Noteholders on the related Distribution Date until the Class C Note Principal Balance has been paid in full;

(vi)           during the Early Amortization Period, after giving effect to the distributions referred to in clauses (ii) through (v) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class D Noteholders on the related Distribution Date until the Class D Note Principal Balance has been paid in full; and

(vii)           in the case of each of the Controlled Accumulation Period and the Early Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clauses (i) through (vi) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(d)           On each Distribution Date, the Indenture Trustee shall pay in accordance with Section 5.2 to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(i) on the preceding Transfer Date, to the Class M Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(ii) on the preceding Transfer Date, to the Class B Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iii) on the preceding Transfer Date, to the Class C Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(v) on the preceding Transfer Date and to the Class D Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(viii) on the preceding Transfer Date.

(e)           On the earlier to occur of (i) the first Transfer Date with respect to the Early Amortization Period and (ii) the Transfer Date immediately preceding the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Accumulation Account and deposit into the Distribution

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Account amounts necessary to pay first, to the Class A Noteholders, an amount equal to the Class A Note Principal Balance, second, to the Class M Noteholders, an amount equal to the Class M Note Principal Balance, third, to the Class B Noteholders, an amount equal to the Class B Note Principal Balance, fourth, to the Class C Noteholders, an amount equal to the Class C Note Principal Balance and fifth, to the Class D Noteholders, an amount equal to the Class D Note Principal Balance.  The Indenture Trustee, acting in accordance with the instructions of the Servicer, shall in accordance with Section 5.2 pay from the Distribution Account to the Class A Noteholders, the Class M Noteholders, the Class B Noteholders, the Class C Noteholders and the Class D Noteholders, as applicable, the amounts deposited for the account of such Noteholders into the Distribution Account pursuant to this Section 4.4(e).

Section 4.5                      Investor Charge-Offs.  On each Determination Date, the Servicer shall calculate the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for the related Distribution Date.  If, on any Distribution Date, the sum of the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to subsection 4.4(a)(vi) with respect to such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an “Investor Charge-Off”).

Section 4.6                      Reallocated Principal Collections.  On each Transfer Date, the Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, Reallocated Principal Collections with respect to that Transfer Date, to fund any deficiency pursuant to and in the priority set forth in subsections 4.4(a)(i), (ii), (iii), (iv) and (v), after giving effect to any withdrawal from the Spread Account to cover such payments.  On each Transfer Date, the Collateral Amount shall be reduced (but not below zero) by the amount of Reallocated Principal Collections for such Transfer Date.

Section 4.7                      Excess Finance Charge Collections.  Series 2013-B shall be an Excess Allocation Series with respect to Group One only.  For this purpose, each outstanding series of certificates issued by World Financial Network Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Series in Group One. Subject to Section 8.6 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series 2013-B in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2013-B for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date.  The “Finance Charge Shortfall” for Series 2013-B for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.4(a)(i) through (xi) on such Distribution Date over (b) the Available Finance Charge Collections with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

Section 4.8                      Shared Principal Collections.  Subject to Section 4.4 of the Pooling and Servicing Agreement and Section 8.5 of the Indenture, Shared Principal Collections allocable to

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Series 2013-B on any Transfer Date will be equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2013-B for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date.  For this purpose, each outstanding series of certificates issued by World Financial Network Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Principal Sharing Series.  The “Principal Shortfall” for Series 2013-B will be equal to (a) for any Transfer Date with respect to the Revolving Period or any Transfer Date during the Early Amortization Period prior to the earlier of (i) the Expected Principal Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, zero, (b) for any Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Transfer Date over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Transfer Date on or after the earlier of (i) the Expected Principal Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, the Note Principal Balance.
Date and (ii) the date on which all outstanding Series are in early amortization periods, the Note Principal Balance.

Section 4.9                      Certain Series Accounts.

(a)           The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2013-B Noteholders, four segregated trust accounts (the “Finance Charge Account”, the “Principal Account”, the “Principal Accumulation Account” and the “Distribution Account”).  The Principal Account, the Principal Accumulation Account and the Distribution Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2013-B Noteholders.  The Finance Charge Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2013-B Noteholders.  The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account and in all proceeds thereof.  The Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2013-B Noteholders.  If at any time the institution holding the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Finance Charge Account, a new Principal Account, a new Principal Accumulation Account and a new Distribution Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Finance Charge Account, new Principal Account, new Principal Accumulation Account and new Distribution Account.  The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Accumulation Account, make deposits into the Principal

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Accumulation Account in the amounts specified in, and otherwise in accordance with, subsection 4.4(c)(i).  Indenture Trustee at all times shall maintain accurate records reflecting each transaction in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account.

(b)           Funds on deposit in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account, from time to time shall be invested and reinvested at the direction of the Servicer by the Indenture Trustee in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

On each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Early Amortization Period, the Indenture Trustee, acting at the Servicer’s direction given on or before such Transfer Date, shall transfer from the Principal Accumulation Account to the Finance Charge Account the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in accordance with Section 4.4.

Principal Accumulation Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.

Section 4.10                      Reserve Account.

(a)           The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2013-B Noteholders, a segregated trust account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2013-B Noteholders.  The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof.  The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2013-B Noteholders.  If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account.  The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.4(a)(ix).

(b)           Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments.  Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve

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Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date.  For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

(c)           On or before each Transfer Date with respect to the Controlled Accumulation Period and on or before the first Transfer Date with respect to the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.4(a)(ix) with respect to such Transfer Date.

(d)           If for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer) and deposited into the Finance Charge Account for application as Available Finance Charge Collections for such Transfer Date.

(e)           If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (x) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (y) distribute any such amounts remaining after application pursuant to the preceding clause (x) to the holders of the Transferor Interest.

(f)           Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Transfer Date relating to the Early Amortization Period and (iii) the Transfer Date immediately preceding the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2013-B Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and deposit such amounts into the Finance Charge Account for application in the priority set forth in Section 4.4(a), to the extent such payments or deposits have not be made pursuant to Section 4.4(a).  The Reserve Account shall thereafter be automatically terminated for purposes of this Indenture Supplement.

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Section 4.11                      Spread Account.

(a)           On or prior to the Closing Date, the Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders and the Transferor, a segregated account (the “Spread Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders and the Transferor.  Except as otherwise provided in this Section 4.11, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof.  The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders and the holder of the Transferor Interest.  If at any time the institution holding the Spread Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash or any investments to such new Spread Account.  The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, Section 4.11(f).

(b)           Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments.  Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

On each Transfer Date (but subject to Section 4.11(c)), the Investment Earnings, if any, accrued since the preceding Transfer Date on funds on deposit in the Spread Account shall be retained in the Spread Account (to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date.  For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to Section 4.11(c)), all Investment Earnings shall be deemed not to be available or on deposit.

(c)           If, on any Transfer Date, the aggregate amount of Available Finance Charge Collections available for deposit into the Distribution Account pursuant to subsection 4.4(a)(v) is less than the aggregate amount required to be deposited pursuant to subsection 4.4(a)(v), the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and deposit such amount in the Distribution Account to fund any deficiency pursuant to subsection 4.4(a)(v).

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(d)           On the earlier of Series 2013-B Final Maturity Date and the date on which the Class A Note Principal Balance, the Class M Note Principal Balance and the Class B Note Principal Balance have been paid in full, after applying any funds on deposit in the Spread Account as described in Section 4.11(c), the Indenture Trustee at the written direction of the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the Class C Note Principal Balance (after any payments to be made pursuant to Section 4.4(c) on such date) and (ii) the Available Spread Account Amount and, if the Available Spread Account Amount is not sufficient to reduce the Class C Note Principal Balance to zero, Investment Earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance to zero, and the Indenture Trustee upon the written direction of the Servicer or the Servicer shall deposit such amounts into the Distribution Account for distribution to the Class C Noteholders in accordance with Section 5.2(f).

(e)           On any day following the occurrence of an Event of Default with respect to Series 2013-B and acceleration of the maturity of the Series 2013-B Notes pursuant to Section 5.3 of the Indenture, Servicer shall withdraw from the Spread Account an amount equal to the Available Spread Account Amount and Indenture Trustee or Servicer shall deposit such amounts into the Distribution Account for distribution to the Class C Noteholders, the Class A Noteholders, the Class M Noteholders, the Class B Noteholders and the Class D Noteholders, in that order of priority, in accordance with Section 5.2, to fund any shortfalls in amounts owed to such Noteholders.

(f)           If on any Transfer Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections, to the extent available, shall be deposited into the Spread Account pursuant to subsection 4.4(a)(x) up to the amount of the Spread Account Deficiency.

(g)           If, after giving effect to all deposits to and withdrawals from the Spread Account with respect to any Transfer Date, the amount on deposit in the Spread Account exceeds the Required Spread Account Amount, the Indenture Trustee acting in accordance with the instructions of the Servicer, shall withdraw an amount equal to such excess from the Spread Account and distribute such amount to the Transferor.  On the date on which the Class C Note Principal Balance has been paid in full, after making any payments to the Noteholders required pursuant to Sections 4.11(c), (d) and (e), the Indenture Trustee, at the written direction of Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the Transferor.

Section 4.12                      Investment Instructions.

(a)           Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made.  In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment.  In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the

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Indenture Trustee on the next succeeding Business Day.  In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.

(b)           The Indenture Trustee shall hold such of the Eligible Investments in the Series Accounts as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York and/or Illinois. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

Section 4.13                      Controlled Accumulation Period.  The Controlled Accumulation Period is scheduled to commence at the beginning of business on May 1, 2015; provided that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date on or after the March 2015 Determination Date is less than 12 months, upon written notice to the Indenture Trustee, Transferor and, each Rating Agency, Servicer shall postpone the date on which the Controlled Accumulation Period actually commences so that the number of Monthly Periods in the Controlled Accumulation Period will equal the Controlled Accumulation Period Length; provided that (i) the length of the Controlled Accumulation Period will not be less than one month, (ii) such determination of the Controlled Accumulation Period Length shall be made on each Determination Date on and after the March 2015 Determination Date but prior to the commencement of the Controlled Accumulation Period, and any postponement of the Controlled Accumulation Period shall be subject to the subsequent lengthening of the Controlled Accumulation Period to the Controlled Accumulation Period Length determined on any subsequent Determination Date, but the Controlled Accumulation Period shall in no event commence prior to the Controlled Accumulation Date, and (iii) notwithstanding any other provision of this Indenture Supplement to the contrary, no postponement of the Controlled Accumulation Period shall be made after an Early Amortization Event shall have occurred and be continuing with respect to any other Series.  The “Controlled Accumulation Period Length” will mean a number of whole months such that the amount available for distribution of principal on the Class A Notes, the Class M Notes, the Class B Notes, the Class C Notes and the Class D Notes on the Expected Principal Payment Date is expected to equal or exceed the Note Principal Balance, assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal

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Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Early Amortization Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued; provided that the Servicer may on any Determination Date increase the Controlled Accumulation Period Length calculated as described in the preceding sentence by either 1 month or 2 months.  Any notice by Servicer modifying the commencement of the Controlled Accumulation Period pursuant to this Section 4.13 shall specify (i) the Controlled Accumulation Period Length, (ii) the commencement date of the Controlled Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Controlled Accumulation Period.  The Servicer shall calculate the Controlled Accumulation Period Length on each Determination Date prior to the December 2016 Determination Date as necessary to determine the Reserve Account Funding Date.

Section 4.14                      Suspension of Controlled Accumulation Period.

(a)           The commencement of the Controlled Accumulation Period shall be suspended upon delivery by the Servicer to the Indenture Trustee of (i) an Officer’s Certificate stating that all conditions precedent to such suspension set forth in this Section 4.14 have been satisfied, (ii) a copy of an executed Qualified Maturity Agreement, (iii) an Opinion of Counsel addressed to the Indenture Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement and (iv) a Tax Opinion concerning the effect of entering into the Qualified Maturity Agreement.  The Servicer shall deliver a prior notice to the Rating Agencies of such suspension.  The Issuer does hereby transfer, assign, set-over, and otherwise convey to the Indenture Trustee for the benefit of the Series 2013-B Noteholders, without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this Section 4.14 and all proceeds thereof.  Such property shall constitute part of the Trust Estate for all purposes of the Indenture.  The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Indenture Trustee or any Noteholder of any obligation of the Issuer or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

The Indenture Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Indenture Trustee, for the benefit of the Series 2013-B Noteholders, of all of the rights previously held by the Issuer under any Qualified Maturity Agreement obtained by the Issuer and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Series 2013-B Noteholders.

(b)           The Issuer shall cause the provider of each Qualified Maturity Agreement to deposit into the Principal Accumulation Account on or before the Expected Principal Payment Date an amount equal to the initial Note Principal Balance; provided, however, that, if provided in the related Qualified Maturity Agreement, all or a portion of such deposits may be funded with the proceeds of the issuance of a new Series or with the Available Principal Collections with respect to such Transfer Date.  The amounts so deposited shall be applied on the Expected

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Principal Payment Date pursuant to Section 4.4(c) as if the commencement of the Controlled Accumulation Period had not been suspended.

(c)           Each Qualified Maturity Agreement shall terminate at the close of business on the Expected Principal Payment Date; provided, however, that the Issuer shall terminate a Qualified Maturity Agreement prior to such Distribution Date, with notice to each Rating Agency, if (i) the Available Reserve Account Amount equals the Required Reserve Account Amount and (ii) one of the following events occurs: (A) the Issuer obtains a substitute Qualified Maturity Agreement, (B) the provider of the Qualified Maturity Agreement ceases to qualify as an Eligible Institution and the Issuer is unable to obtain a substitute Qualified Maturity Agreement or (C) an Early Amortization Event occurs.  In the event that the provider of a Qualified Maturity Agreement ceases to qualify as an Eligible Institution, the Issuer shall use its best efforts to obtain a substitute Qualified Maturity Agreement.

(d)           If a Qualified Maturity Agreement is terminated prior to the earlier of the Expected Principal Payment Date and the commencement of the Early Amortization Period and the Issuer does not obtain a substitute Qualified Maturity Agreement, the Controlled Accumulation Period shall commence on the latest of (i) the beginning of business on May 1, 2015, (ii) the date to which the commencement of the Controlled Accumulation Period is postponed pursuant to Section 4.l3 (as determined on the date of such termination) and (iii) the first day of the Monthly Period following the date of such termination.

ARTICLE V.
Delivery of Series 2013-B Notes; Distributions; Reports to Series 2013-B Noteholders

Section 5.1                      Delivery and Payment for the Series 2013-B Notes.  The Owner Trustee, on behalf of the Issuer, shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2013-B Notes in accordance with Section 2.3 of the Indenture.  The Indenture Trustee shall deliver the Series 2013-B Notes to or upon the written order of the Trust when so authenticated.

Section 5.2                      Distributions.

(a)           On each Distribution Date, the Indenture Trustee shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class A Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.

(b)           On each Distribution Date, the Indenture Trustee shall distribute to each Class M Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class M Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class M Noteholders pursuant to this Indenture Supplement.

(c)           On each Distribution Date, the Indenture Trustee shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the

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Indenture) such Class B Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.

(d)           On each Distribution Date, the Indenture Trustee shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class C Noteholder’s pro rata share of the amounts on deposit in the Distribution Account (including amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.11)) that are allocated and available on such Distribution Date and as are payable to the Class C Noteholders pursuant to this Indenture Supplement.

(e)           On each Distribution Date, the Indenture Trustee shall distribute to each Class D Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class D Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class D Noteholders pursuant to this Indenture Supplement.

(f)           The distributions to be made pursuant to this Section 5.2 are subject to the provisions of Sections 2.6, 6.1 and 7.1 of the Transfer and Servicing Agreement, Section 11.2 of the Indenture and Section 7.1 of this Indenture Supplement.

(g)           Except as provided in Section 11.2 of the Indenture with respect to a final distribution, distributions to Series 2013-B Noteholders hereunder shall be made by (i) check mailed to each Series 2013-B Noteholder (at such Noteholder’s address as it appears in the Note Register), except that for any Series 2013-B Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer of immediately available funds and (ii) without presentation or surrender of any Series 2013-B Note or the making of any notation thereon.

Section 5.3                      Reports and Statements to Series 2013-B Noteholders.

(a)           On each Distribution Date, the Indenture Trustee shall forward to each Series 2013-B Noteholder a statement substantially in the form of Exhibit C prepared by the Servicer; provided that the Servicer may amend the form of Exhibit C from time to time, with the prior written consent of the Indenture Trustee and with written notice to the Rating Agencies.

(b)           Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency a statement substantially in the form of Exhibit B prepared by the Servicer; provided that the Servicer may amend the form of Exhibit B from time to time, with the prior written consent of the Indenture Trustee.

(c)           A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2013-B Noteholder by a request in writing to the Servicer.

(d)           On or before January 31 of each calendar year, beginning with January 31, 2014, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2013-B Noteholder, a statement prepared by the

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Servicer containing the information which is required to be contained in the statement to Series 2013-B Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2013-B Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code.  Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in effect.

ARTICLE VI.
Series 2013-B Early Amortization Events

Section 6.1                      Series 2013-B Early Amortization Events.  If any one of the following events shall occur with respect to the Series 2013-B Notes:

(a)           failure on the part of Transferor or the “Transferor” under the Pooling and Servicing Agreement (i) to make any payment or deposit required to be made by it by the terms of the Pooling and Servicing Agreement, the Collateral Series Supplement, the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other of its covenants or agreements set forth in the Transfer and Servicing Agreement, the Pooling and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2013-B Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2013-B Notes;

(b)           any representation or warranty made by Transferor or the “Transferor” under the Pooling and Servicing Agreement, in the Transfer and Servicing Agreement or the Pooling and Servicing Agreement or any information contained in a computer file or microfiche list required to be delivered by it pursuant to Section 2.1 or Section 2.6(c) of the Transfer and Servicing Agreement or Section 2.1 or Section 2.6(c) of the Pooling and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2013-B Notes and as a result of which the interests of the Series 2013-B Noteholders are materially and adversely affected for such period; provided, however, that a Series 2013-B Early Amortization Event pursuant to this Section 6.1(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;

(c)           a failure by Transferor or the “Transferor” under the Pooling and Servicing Agreement to convey Receivables in Additional Accounts or Participations to the Receivables Trust within five (5) Business Days after the day on which it is required to convey such

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Receivables pursuant to Section 2.6(b) of the Transfer and Servicing Agreement or Section 2.8(b) of the Pooling and Servicing Agreement, respectively; provided, however, that a Series 2013-B Early Amortization Event pursuant to this Section 6.1(c) shall not be deemed to have occurred hereunder if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the Collateral Amount of any Variable Interest to occur or a reduction in the “Invested Amount” or “Adjusted Invested Amount” (as such terms are defined in the Pooling and Servicing Agreement) of any “Variable Interest” (as defined in the Pooling and Servicing Agreement) so that, after giving effect to that reduction (i) the Transferor Amount is not less than the Minimum Transferor Amount and (ii) the sum of the aggregate amount of principal receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance;

(d)           any Servicer Default or any “Servicer Default” under the Pooling and Servicing Agreement shall occur and as a result of which the interests of the Series 2013-B Noteholders are materially and adversely affected;

(e)           (i) the average of the Portfolio Yield for the two Monthly Periods immediately preceding the September 2013 Payment Date is less than the average of the Base Rates for the same Monthly Periods, or (ii) beginning with the three consecutive Monthly Periods immediately preceding the October 2013 Payment Date, the Portfolio Yield averaged over any three consecutive Monthly Periods is less than the Base Rate averaged over such period;

(f)           the Note Principal Balance shall not be paid in full on the Expected Principal Payment Date;

(g)           without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2013-B and acceleration of the maturity of the Series 2013-B Notes pursuant to Section 5.3 of the Indenture; or

(h)           the occurrence of an Early Amortization Event as defined in the Pooling and Servicing Agreement and specified in Section 9.1 of that Agreement;

then, in the case of any event described in Section (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the holders of Series 2013-B Notes evidencing more than 50% of the aggregate Outstanding Amount of Series 2013-B Notes (or, if 100% of the principal amount of the Series 2013-B Notes are held by the Transferor or any Affiliate of the Transferor, then the holders of Series 2013-B Notes evidencing more than 50% of the aggregate unpaid principal amount of the Series 2013-B Notes) by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2013-B Noteholders) may declare that a “Series Early Amortization Event” with respect to Series 2013-B (a “Series 2013-B Early Amortization Event”) has occurred as of the date of such notice, and, in the case of any event described in Section (c), (e), (f), (g) or (h) a Series 2013-B Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2013-B Noteholders immediately upon the occurrence of such event.

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ARTICLE VII.
Redemption of Series 2013-B Notes; Final Distributions; Series Termination

Section 7.1                      Optional Redemption of Series 2013-B Notes; Final Distributions.

(a)           On any day occurring on or after the date on which the outstanding principal balance of the Series 2013-B Notes is reduced to 5% or less of the initial outstanding principal balance of Series 2013-B Notes, the Servicer shall have the option to redeem the Series 2013-B Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

(b)           Servicer shall give the Indenture Trustee at least thirty (30) days prior written notice of the date on which Servicer intends to exercise such optional redemption.  Not later than 12:00 noon, New York City time, on such day Servicer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Accumulation Account.  Such redemption option is subject to payment in full of the Reassignment Amount.  Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2013-B shall be reduced to zero and the Series 2013-B Noteholders shall have no further security interest in the Receivables.  The Reassignment Amount shall be distributed as set forth in Section 7.1(d).

(c)           (i)           The amount to be paid by the Transferor with respect to Series 2013-B in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.4(e) of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

(ii)           The amount to be paid by the Transferor with respect to Series 2013-B in connection with a repurchase of the Notes pursuant to Section 7.1 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

(d)           With respect to (a) the Reassignment Amount deposited into the Distribution Account pursuant to Section 7.1 or (b) the proceeds of any sale of Receivables pursuant to Section 5.5(a)(iii) of the Indenture with respect to Series 2013-B, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:  (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Deficiency Amount for such Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Class A Noteholders, (ii) (x) the Class M Note Principal Balance on such

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Distribution Date will be distributed to the Class M Noteholders and (y) an amount equal to the sum of (A) Class M Monthly Interest for such Distribution Date, (B) any Class M Deficiency Amount for such Distribution Date and (C) the amount of Class M Additional Interest, if any, for such Distribution Date and any Class M Additional Interest previously due but not distributed to the Class M Noteholders on any prior Distribution Date, will be distributed to the Class M Noteholders, (iii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Deficiency Amount for such Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Class B Noteholders, (iv) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Deficiency Amount for such Distribution Date, and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date will be distributed to the Class C Noteholders, (v) (x) the Class D Note Principal Balance on such Distribution Date will be distributed to the Class D Noteholders and (y) an amount equal to the sum of (A) Class D Monthly Interest for such Distribution Date, (B) any Class D Deficiency Amount for such Distribution Date, and (C) the amount of Class D Additional Interest, if any, for such Distribution Date and any Class D Additional Interest previously due but not distributed to the Class D Noteholders on any prior Distribution Date will be distributed to the Class D Noteholders, and (vi) any excess shall be released to the Issuer.

Section 7.2                      Series Termination.  On the Series 2013-B Final Maturity Date, the unpaid principal amount of the Series 2013-B Notes shall be due and payable, and the right of the Series 2013-B Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.5 of the Indenture.

ARTICLE VIII.
Miscellaneous Provisions

Section 8.1                      Ratification of Indenture; Amendments.  As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.  This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the Indenture.  For purposes of the application of Section 10.2 to any amendment of this Indenture Supplement, the Series 2013-B Noteholders shall be the only Noteholders whose vote shall be required.

Section 8.2                      Form of Delivery of the Series 2013-B Notes.  The Class A Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Sections 2.1 and 2.13 of the Indenture. The Class M Notes, Class B Notes, Class C Notes and Class D Notes shall be Definitive Notes registered in the Note Register in the name of the Transferor.

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Section 8.3                      Counterparts.  This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 8.4                      GOVERNING LAW.  THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.5                      Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by U.S. Bank Trust National Association, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall U.S. Bank Trust National Association in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 8.6                      Rights of the Indenture Trustee.  The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

Section 8.7                      Additional Provisions.

(a)           The Additional Minimum Transferor Amount is hereby specified as an additional amount to be considered part of the Minimum Transferor Amount pursuant to clause (b) of the definition of Minimum Transferor Amount.

(b)           Transferor shall not exercise its right to require reassignment to it or its designee of the Receivables in any Removed Account or “Removed Account” (as defined in the Pooling and Servicing Agreement) pursuant to Section 2.7(a) of the Transfer and Servicing Agreement or Section 2.9(a) of the Pooling and Servicing Agreement more than once during any Monthly Period; it being understood that this Section 8.7(b) shall not limit any right of the Transferor pursuant to Section 2.7(b) of the Transfer and Servicing Agreement or Section 2.9(b) of the Pooling and Servicing Agreement.

(c)           Transferor shall not exercise its discount option pursuant to Section 2.10 of the Pooling and Servicing Agreement or Section 2.8 of the Transfer and Servicing Agreement.

Section 8.8                      Notice Address for Rating Agencies.  Delivery of any notices required to be delivered to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be sufficient for the purposes of this Indenture Supplement and the other Transaction.  Documents if sent to such mailing addresses or such email addresses as may be provided by the Rating Agencies.

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Section 8.9                      Additional Requirements for Registration of and Limitations on Transfer and Exchange of Notes.

(a)           All Transfers will be subject to the transfer restrictions set forth on the Notes.

(b)           No Transfer (or purported Transfer) of a Class M Note, Class B Note, Class C Note or Class D Note (or economic interest therein) shall be made by WFN, the Transferor or any person which is considered the same person as WFN or the Transferor for U.S. Federal income tax purposes (except to a person which is considered the same person as WFN for such purposes) and any such Transfer (or purported Transfer) of such Notes shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Notes will constitute debt for U.S. federal income tax purposes; provided that any such Note may be pledged to a Federal Reserve Bank provided that the pledge thereof and the exercise of remedies by the Federal Reserve Bank in connection therewith shall be subject to the requirement that such Note shall not be further transferrable unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Notes will constitute debt for U.S. federal income tax purposes.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, as Issuer

By:  U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee

By:  /s/ Annette Morgan
Name: Annette Morgan
Title: Assistant Vice President

UNION BANK, N.A., as Indenture Trustee

By:  /s/ Eva Aryeetey
Name: Eva Aryeetey
Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,
  as Servicer

By:  /s/ John J. Coane
    Name:  John J. Coane
    Title:  President

WFN CREDIT COMPANY, LLC
  as Transferor

By:  /s/ Ronald C. Reed
    Name:  Ronald C. Reed
        Title:  Vice President and Treasurer

S-1

EXHIBIT A-1

FORM OF CLASS A SERIES 2013-B 0.91% ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF THE ISSUER, THE INDENTURE TRUSTEE, THE UNDERWRITERS, THE SERVICER, COMENITY BANK AND THE TRANSFEROR, THAT EITHER (A) YOU ARE NOT A BENEFIT PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN OR (B) YOUR PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW), SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.  FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS

Exhibit A-1 (Page 1)

SUBJECT TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.

Exhibit A-1 (Page 2 )

REGISTERED	$500,000,000
No. R-	CUSIP No. 981464 DX5

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2013-B

CLASS A SERIES 2013-B 0.91% ASSET BACKED NOTE

World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001 (as amended and supplemented), for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of FIVE HUNDRED MILLION DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2020 Distribution Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full.  Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

Exhibit A-1 (Page 3)

IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST,
as Issuer

By:           U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:            ______________________________________________
                         Name:
                         Title:
Dated:  ____________, 20[__]

Exhibit A-1 (Page 4)

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

UNION BANK, N.A., as Indenture Trustee
By: ______________________________________
    Authorized Signatory
Dated: ____________________________________

Exhibit A-1 (Page 5)

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2013-B

CLASS A SERIES 2013-B 0.91% ASSET BACKED NOTE

Summary of Terms and Conditions

This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2013-B (the “Series 2013-B Notes”), issued under a Master Indenture dated as of August 1, 2001 (as amended and supplemented, the “Master Indenture”), between the Issuer and Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of May 21, 2013 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class M Notes, the Class B Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, COMENITY BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE

Exhibit A-1 (Page 6)

PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-1 (Page 7)

ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	____________________________________**
                                                                                                                  Signature Guaranteed:

**The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-1 (Page 8)

EXHIBIT A-2
FORM OF DEFINITIVE CLASS M SERIES 2013-B 1.50% ASSET BACKED NOTE

THIS CLASS M NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE.  BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS NOTE:

(1)  AGREES FOR THE BENEFIT OF THE ISSUER AND THE TRANSFEROR THAT THIS CLASS M NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES; AND

(2) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CLASS M NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS M NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS M NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF

Exhibit A-2 (Page 1)

ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME UNLESS AND UNTIL OTHERWISE REQUIRED BY AN APPLICABLE TAXING AUTHORITY.

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF THE ISSUER, THE INDENTURE TRUSTEE, THE UNDERWRITERS, THE SERVICER, COMENITY BANK AND THE TRANSFEROR, THAT EITHER (A) YOU ARE NOT A BENEFIT PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN OR (B) YOUR PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW), SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.  FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.

TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE SUPPLEMENT.  NO TRANSFER OF THIS NOTE SHALL BE MADE BY COMENITY BANK (“COMENITY”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY OR THE TRANSFEROR FOR U.S. FEDERAL INCOME TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE  PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Exhibit A-2 (Page 2)

REGISTERED	$27,961,000
No. R-	CUSIP No. 981464 DY3

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2013-B

CLASS M SERIES 2013-B 1.50% ASSET BACKED NOTE

World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001 (as amended and supplemented), for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of  TWENTY SEVEN MILLION NINE HUNDRED SIXTY ONE THOUSAND, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2020 Distribution Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class M Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full.  Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

THIS CLASS M NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

Exhibit A-2 (Page 3)

IN WITNESS WHEREOF, the Issuer has caused this Class M Note to be duly executed.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST,
as Issuer

By:  U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:    ___________________________________
                    Name:
Title:
Dated: _______________, 20[__]

Exhibit A-2 (Page 4)

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class M Notes described in the within-mentioned Indenture.

UNION BANK, N.A.,
as Indenture Trustee

By:   ____________________________________
                 Authorized Signatory
Dated: ___________________________________

Exhibit A-2 (Page 5)

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2013-B

CLASS M SERIES 2013-B 1.50% ASSET BACKED NOTE

Summary of Terms and Conditions

This Class M Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2013-B (the “Series 2013-B Notes”), issued under a Master Indenture dated as of August 1, 2001 (as amended and supplemented, the “Master Indenture”), between the Issuer and Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of May 21, 2013 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

Payments of principal and interest on the Class M Notes are subordinated to payments of principal and interest on the Class A Notes pursuant to and in accordance with the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS M NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, COMENITY BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class M Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

Exhibit A-2 (Page 6)

THIS CLASS M NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-2 (Page 7)

ASSIGNMENT

Social Security or other identifying number of assignee                                .

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	____________________________________**
                                                                                                                  Signature Guaranteed:

**The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-2 (Page 8)

EXHIBIT A-3

FORM OF DEFINITIVE CLASS B SERIES 2013-B 1.75% ASSET BACKED NOTE

THIS CLASS B NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE.  BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS CLASS B NOTE:

(1)  AGREES FOR THE BENEFIT OF THE ISSUER AND THE TRANSFEROR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES; AND

(2) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CLASS B NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF

Exhibit A-3 (Page 1)

ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME UNLESS AND UNTIL OTHERWISE REQUIRED BY AN APPLICABLE TAXING AUTHORITY.

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF THE ISSUER, THE INDENTURE TRUSTEE, THE UNDERWRITERS, THE SERVICER, COMENITY BANK AND THE TRANSFEROR, THAT EITHER (A) YOU ARE NOT A BENEFIT PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN OR (B) YOUR PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW), SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.  FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.

TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE SUPPLEMENT.  NO TRANSFER OF THIS NOTE SHALL BE MADE BY COMENITY BANK (“COMENITY”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY OR THE TRANSFEROR FOR U.S. FEDERAL INCOME TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE  PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Exhibit A-3 (Page 2)

REGISTERED	$27,961,000
No. R-	CUSIP No. 981464 DZ0

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2013-B

CLASS B SERIES 2013-B 1.75% ASSET BACKED NOTE

World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001 (as amended and supplemented), for value received, hereby promises to pay to ________________, or registered assigns, subject to the following provisions, the principal sum of TWENTY SEVEN MILLION NINE HUNDRED SIXTY ONE THOUSAND DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2020 Distribution Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full.  Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES AND THE CLASS M NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

Exhibit A-3 (Page 3)

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST,
as Issuer

By:  U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:   __________________________________
                         Name:
                        Title:

Dated: ________________, 20[__]

Exhibit A-3 (Page 4)

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

UNION BANK, N.A.,
as Indenture Trustee

By:     ___________________________________
                   Authorized Signatory
Dated: ___________________________________

Exhibit A-3 (Page 5)

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2013-B

CLASS B SERIES 2013-B 1.75% ASSET BACKED NOTE

Summary of Terms and Conditions

This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2013-B (the “Series 2013-B Notes”), issued under a Master Indenture dated as of August 1, 2001 (as amended and supplemented, the “Master Indenture”), between the Issuer and Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of May 21, 2013 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes, the Class M Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

Payments of principal and interest on the Class B Notes are subordinated to payments of principal and interest on the Class A Notes and the Class M Notes pursuant to and in accordance with the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, COMENITY BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

Exhibit A-3 (Page 6)

THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-3 (Page 7)

ASSIGNMENT

Social Security or other identifying number of assignee                                .

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	____________________________________**
                                                                                                                  Signature Guaranteed:

**The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-3 (Page 8)

EXHIBIT A-4
FORM OF DEFINITIVE CLASS C SERIES 2013-B 2.75% ASSET BACKED NOTE

THIS CLASS C NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE.  BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS CLASS C NOTE:

(1)  AGREES FOR THE BENEFIT OF THE ISSUER AND THE TRANSFEROR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES; AND

(2) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CLASS C NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF

Exhibit A-4 (Page 1)

ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME, UNLESS AND UNTIL OTHERWISE REQUIRED BY AN APPLICABLE TAXING AUTHORITY.

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF THE ISSUER, THE INDENTURE TRUSTEE, THE SERVICER, COMENITY BANK AND THE TRANSFEROR, THAT EITHER (A) YOU ARE NOT A BENEFIT PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN OR (B) YOUR PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW), SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.  FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.

TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE SUPPLEMENT.  NO TRANSFER OF THIS NOTE SHALL BE MADE BY COMENITY BANK (“COMENITY”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY OR THE TRANSFEROR FOR U.S. FEDERAL INCOME TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE  PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Exhibit A-4 (Page 2)

REGISTERED	$75,658,000
No. R-	CUSIP No. 981464 EA4

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2013-B

CLASS C SERIES 2013-B 2.75% ASSET BACKED NOTE

World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001 (as amended and supplemented), for value received, hereby promises to pay to ______________, or registered assigns, subject to the following provisions, the principal sum of SEVENTY FIVE MILLION SIX HUNDRED FIFTY EIGHT THOUSAND DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2020 Distribution Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full.  Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES, THE CLASS M NOTES AND THE CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

Exhibit A-4 (Page 3)

IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST,
as Issuer

By:           U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:   __________________________________
                         Name:
                        Title:

Dated:  ____________, 20[__]

Exhibit A-4 (Page 4)

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes described in the within-mentioned Indenture.

UNION BANK, N.A., as Indenture Trustee

By:  ______________________________
                  Authorized Signatory
Dated: ____________________________

Exhibit A-4 (Page 5)

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2013-B

CLASS C SERIES 2013-B 2.75% ASSET BACKED NOTE

Summary of Terms and Conditions

This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2013-B (the “Series 2013-B Notes”), issued under a Master Indenture dated as of August 1, 2001 (as amended and supplemented, the “Master Indenture”), between the Issuer and Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of May 21, 2013 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes, the Class M Notes, the Class B Notes and the Class D Notes will also be issued under the Indenture.  Payments of principal and interest on the Class C Notes are subordinated to payments of principal and interest on the Class A Notes, the Class M Notes and the Class B Notes pursuant to and in accordance with the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, COMENITY BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

Exhibit A-4 (Page 6)

THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-4 (Page 7)

ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	____________________________________**
                                                                                                                  Signature Guaranteed:

**The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-4 (Page 8)

EXHIBIT A-5
FORM OF DEFINITIVE CLASS D SERIES 2013-B 0.00% ASSET BACKED NOTE

THIS CLASS D NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE.  BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS CLASS D NOTE:

(1)  AGREES FOR THE BENEFIT OF THE ISSUER AND THE TRANSFEROR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES; AND

(2) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CLASS D NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS D NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS D NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF

Exhibit A-5 (Page 1)

ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME, UNLESS AND UNTIL OTHERWISE REQUIRED BY AN APPLICABLE TAXING AUTHORITY.

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF THE ISSUER, THE INDENTURE TRUSTEE, THE SERVICER, COMENITY BANK AND THE TRANSFEROR, THAT YOU ARE NOT A BENEFIT PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN. FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.

TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE SUPPLEMENT.  NO TRANSFER OF THIS NOTE SHALL BE MADE BY COMENITY BANK (“COMENITY”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY OR THE TRANSFEROR FOR U.S. FEDERAL INCOME TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE  PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Exhibit A-5 (Page 2)

REGISTERED	$26,316,000
No. R-	CUSIP No. 981464 EB2

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2013-B

CLASS D SERIES 2013-B 0.00% ASSET BACKED NOTE

World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001 (as amended and supplemented), for value received, hereby promises to pay to ___________, or registered assigns, subject to the following provisions, the principal sum of TWENTY SIX MILLION THREE HUNDRED SIXTEEN THOUSAND DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2020 Distribution Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class D Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full.  Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

THIS CLASS D NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES, THE CLASS M NOTES, THE CLASS B NOTES AND THE CLASS C NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

Exhibit A-5 (Page 3)

IN WITNESS WHEREOF, the Issuer has caused this Class D Note to be duly executed.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST,
as Issuer

By:           U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:             _______________________________________________
                    Name:
Title:

Dated:  ____________, 20[__]

Exhibit A-5 (Page 4)

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class D Notes described in the within-mentioned Indenture.

UNION BANK, N.A., as Indenture Trustee

By:     _____________________________________
                       Authorized Signatory
                    Dated: ____________________________________

Exhibit A-5 (Page 5)

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2013-B

CLASS D SERIES 2013-B 0.00% ASSET BACKED NOTE

Summary of Terms and Conditions

This Class D Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2013-B (the “Series 2013-B Notes”), issued under a Master Indenture dated as of August 1, 2001 (as amended and supplemented, the “Master Indenture”), between the Issuer and Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of May 21, 2013 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes will also be issued under the Indenture.  Payments of principal and interest on the Class D Notes are subordinated to payments of principal and interest on the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes pursuant to and in accordance with the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS D NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, COMENITY BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class D Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

Exhibit A-5 (Page 6)

THIS CLASS D NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-5 (Page 7)

ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	____________________________________**
                                                                                                                  Signature Guaranteed:

**The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-5 (Page 8)

EXHIBIT B

FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
NOTIFICATION TO INDENTURE TRUSTEE

COMENITY BANK
WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST 2009-D, 2010-A, 2011-A, 2011-B, 2012-A, 2012-B, 2012-C, 2012-D, 2013-A and 2013-B
MONTHLY PERIOD ENDING
[ ]
I.  INSTRUCTIONS TO MAKE CERTAIN PAYMENTS

WFN, as Servicer does hereby instruct Union Bank, N.A., as Indenture Trustee, to pay in accordance with the Series 2009-B Indenture Supplement, dated as of August 13, 2009, the Series 2009-D Indenture Supplement, dated as of August 13, 2009, the Series 2010-A Indenture Supplement, dated as of July 8, 2010, the Series 2011-A Indenture Supplement, dated as of November 9, 2011, the Series 2011-B Indenture Supplement, dated as of November 9, 2011, the Series 2012-A Indenture Supplement, dated as of April 12, 2012, the Series 2012-B Indenture Supplement, dated as of July 19, 2012, the Series 2012-C Indenture Supplement, dated as of July 19, 2012, the Series 2012-D Indenture Supplement, dated as of October 5, 2012, the Series 2013-A Indenture Supplement, dated as of February 20, 2013, and the Series 2013-B Indenture Supplement dated as of May 21, 2013 [additional indenture supplements as applicable from time to time] (each, an “Indenture Supplement”) from the Distribution Account (or other Series Account as specified below) on [ ] which date is a Transfer Date under each Indenture Supplement, amounts so deposited pursuant to each Indenture Supplement as set below. Defined terms used herein have the meanings specified in the related Indenture Supplements.

	Series 2013-B	[Insert columns for other Series]	Total
INTEREST PAYMENTS
(From Distribution Accounts)

1. Amount to be distributed to the Class A Noteholders

2. Amount to be distributed to the Class M Noteholders

3. Amount to be distributed to the Class B Noteholders

4. Amount to be distributed to the Class C Noteholders

5. Amount to be distributed to the Class D Noteholders

6. Amount to be distributed to the Swap Provider

7. Amount to be received from the Swap Provider
Exhibit B (Page1)

Series 2013-B	[Insert columns for other Series]	Total

8.Amount to be returned to WFN

PRINCIPAL PAYMENTS
(From Principal Accounts)

1. Amount to be distributed to the Class A Noteholders

2. Amount to be distributed to the Class M Noteholders

3. Amount to be distributed to the Class B Noteholders

4. Amount to be distributed to the Class C Noteholders

5. Amount to be distributed to the Class D Noteholders

TRANSFER OF INTEREST EARNINGS
(from Accounts below to Finance Charge Accounts)

1. Cash Collateral Account (if applicable)

2. Spread Account

3. Principal Accumulation Account

4. Principal Account

5. Reserve Account

Comenity Bank, as Servicer

By:_____________________________________
Name:___________________________________
Title:____________________________________

Exhibit B (Page 2)

EXHIBIT C

FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

MONTHLY NOTEHOLDER’S STATEMENT
WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST
SERIES 2009-D,
SERIES 2010-A, SERIES 2011-A, SERIES 2011-B,
SERIES 2012-A, SERIES 2012-B, SERIES 2012-C,
SERIES 2012-D, SERIES 2013-A AND SERIES 2013-B

Pursuant to the Master Indenture, dated as of August 1, 2001, (as amended and supplemented, the “Indenture”) between World Financial Network Credit Card Master Note Trust (the “Issuer”) and Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), the Series 2009-D Indenture Supplement, dated as of August 13, 2009, the Series 2010-A Indenture Supplement, dated as of July 8, 2010, the Series 2011-A Indenture Supplement, dated as of November 9, 2011, the Series 2011-B Indenture Supplement, dated as of November 9, 2011, the Series 2012-A Indenture Supplement, dated as of April 12, 2012, the Series 2012-B Indenture Supplement, dated as of July 19, 2012, the Series 2012-C Indenture Supplement, dated as of July 19, 2012, the Series 2012-D Indenture Supplement, dated as of October 5, 2012, the Series 2013-A Indenture Supplement, dated as of February 20, 2013, and the Series 2013-B Indenture Supplement, dated as of May 21, 2013 (each, an “Indenture Supplement”), Comenity Bank, as Servicer (the “Servicer”), under the Transfer and Servicing Agreement, dated as of August 1, 2001 (as amended, the “Transfer and Servicing Agreement”) between the Servicer, WFN Credit Company, LLC, as Transferor and the Issuer, is required to prepare certain information each month regarding current distributions to the Noteholders and the performance of the Trust during the previous month.  The information required to be prepared with respect to the Distribution Date of [  ], 20[  ], and with respect to the performance of the Trust during the month of [  ], 20[  ] is set forth below.  Capitalized terms herein are defined in the Indenture and the Indenture Supplements.

Monthly Period:
Determination Date:
Distribution Date:
Number of Days in Period:
Number of Days in Month:
Record Date:

Exhibit C (Page 1)

I. DEAL PARAMETERS

		Series 2013-B	[Insert columns for other Series]
(a)	Class A Initial Note Principal Balance
(b)	Class M Initial Note Principal Balance
(c)	Class B Initial Note Principal Balance
(d)	Class C Initial Note Principal Balance
(e)	Class D Initial Note Principal Balance
(f)	Total Initial Note Principal Balance
(g)	Class A Initial Note Principal Balance %
(h)	Class M Initial Note Principal Balance %
(i)	Class B Initial Note Principal Balance %
(j)	Class C Initial Note Principal Balance %
(k)	Class D Initial Note Principal Balance %
(l)	Required Retained Transferor Percentage
(m)	Additional Minimum Transferor Percentage (2% Nov-Jan; 0% otherwise)
(n)	LIBOR rate as of most recent reset day
(o)	Class A Rate
(p)	Class A Swap Rate, if applicable
(q)	Class M Rate
(r)	Class M Swap Rate, if applicable
(s)	Class B Rate
(t)	Class B Swap Rate, if applicable
(u)	Class C Rate
(v)	Class C Swap Rate, if applicable
(w)	Class D Rate
(x)	Class D Swap Rate, if applicable
(y)	Servicing Fee Percentage

Exhibit C (Page 2)

II. COLLATERAL AMOUNTS AND ALLOCATION PERCENTAGES

		Series 2013-B	[Insert columns for other Series]
Monthly Period

(a)	Initial Collateral Amount
(b)	Principal Payments made to Noteholders
(c)	Principal Accumulation Account Balance
(d)	Unreimbursed Investor Charge-offs and Reallocated Principal Collections
(e)	Collateral Amount- End of Current Monthly Period
(f)	Beginning Class A Note Principal Balance
(g)	Beginning Class M Note PrincipalBalance
(h)	Beginning Class B Note Principal Balance
(i)	Beginning Class C Note Principal Balance
(j)	Beginning Class D Note Principal Balance
(k)	Total Beginning Note Principal Balance
(l)	Ending Class A Note Principal Balance
(m)	Ending Class M Note Principal Balance
(n)	Ending Class B Note Principal Balance
(o)	Ending Class C Note Principal Balance
(p)	Ending Class D Note Principal Balance
(q)	Total Ending Note Principal Balance
(r)	Allocation Percentage- Finance Charges Collections and Default Amounts
(s)	Allocation Percentage- Principal Collections

III. RECEIVABLES IN THE TRUST

		Series 2013-B	[Insert columns for other Series]
(a)	Beginning of the Month Principal Receivables
(b)	Collection of Principal Receivables
(c)	Defaulted Receivables (principal charge-offs):
(d)	Dilution (Principal net of Debit Adjustments):
(e)	Sales (principal receivables generated):
(f)	Net (Removal)/Addition of Principal Receivables:
(g)	End of Month Principal Receivables (a - b - c - d + e + f)
(h)	Recoveries of previously Charged-off Receivables:
(i)	Beginning of the Month Finance Charge Receivables
(j)	End of the Month Finance Charge Receivables

Exhibit C (Page 3)

IV.  RECEIVABLES PERFORMANCE SUMMARY

		Series 2013-B	[Insert columns for other Series]
COLLECTIONS:
(a)	Collections of Principal Receivables
(b)	Collections of Finance Charge Receivables
(c)	Total Collections (a+b).
(d)	Monthly Payment Rate (% of Beginning Total Receivables Outstanding)

	DELINQUENCIES AND LOSSES:	Series 2013-B	[Insert columns for other Series]
End of the month delinquencies:
(e)	1-30 days delinquent (CA1)
(f)	31-60 days delinquent (CA2)
(g)	61-90 days delinquent (CA3)
(h)	91-120 days delinquent (CA4)
(i)	121-150 days delinquent (CA5)
(j)	51+ days delinquent (CA6)
(k)	Total delinquencies (e +f + g + h + i + j)

CHARGE-OFFS:
(l)	Defaulted Receivables (principal charge-offs):
(m)	Recoveries of previously Charged-off Receivables
(n)	Gross Principal Charge-Offs (% of End of Month Total Principal Receivables) (annualized)
(o)	Net Principal Charge-Offs (% of End of Month Total Principal Receivables) (annualized)

V.  TRANSFEROR INTEREST

		Series 2013-B	[Insert columns for other Series]
(a)	Required Retained Transferor Percentage
(b)	Additional Minimum Transferor Percentage (2% Nov-Jan; 0% otherwise)
(c)	Beginning Transferor’s Amount
(d)	Ending Transferor’s Amount
(d)	Minimum Transferor’s Amount
(e)	Excess Funding Account Balance at end of Monthly Period
(f)	Principal Accounts Balance at end of Monthly Period
(h)	Sum of Principal Receivables, Excess Funding Account and Principal Accounts at end of Monthly Period

Exhibit C (Page 4)

VI.  TRUST ACCOUNT BALANCES AND EARNINGS

		Series 2013-B	[Insert columns for other Series]
BEGINNING ACCOUNT BALANCES:

(a)	Finance Charge Account
(b)	Cash Collateral Account
(c)	Spread Account
(d)	Reserve Account
(e)	Principal Account
(f)	Principal Accumulation Account

ENDING ACCOUNT BALANCES:
		Series 2013-B	[Insert columns for other Series]
(g)	Finance Charge Account
(h)	Cash Collateral Account
(i)	Spread Account
(j)	Reserve Account
(k)	Principal Account
(l)	Principal Accumulation Account

INTEREST AND EARNINGS:
		Series 2013-B	[Insert columns for other Series]
(m)	Interest and Earnings on Finance Charge Account
(n)	Interest and Earnings on Cash Collateral Account
(o)	Interest and Earnings on Spread Account
(p)	Interest and Earnings on Reserve Account
(q)	Interest and Earnings on Principal Accumulation Account
(r)	Interest and Earnings on Principal Funding Account

Exhibit C (Page 5)

VII.  ALLOCATION AND APPLICATION of COLLECTIONS

		Series 2013-B	[Insert columns for other Series]
APPLICATIONS OF FINANCE CHARGE COLLECTIONS:

(a)	Floating Allocation of Finance Charges
(b)	Class A Monthly Interest
(c)	Class A Swap Payment Due to (from) Swap Provider, if applicable
(d)	Class M Monthly Interest
(e)	Class M Swap Payment Due to (from) Swap Provider, if applicable
(f)	Class B Monthly Interest
(g)	Class B Swap Payment Due to (from) Swap Provider, if applicable
(h)	Servicing Fee (Beginning Collateral Amount*2%/12)
(i)	Class C Monthly Interest
(j)	Class C Swap Payment Due to (from) Swap Provider, if applicable
(k)	Class D Monthly Interest
(l)	Class D Swap Payment Due to (from) Swap Provider, if applicable
(m)	Investor Default Amounts
(n)	Uncovered Dilution Amounts
(o)	Unreimbursed Investor Chargeoffs and Reallocated Principal Collections
(p)	Required to be Deposited into Cash Collateral Account
(q)	Required Reserve Account Amount
(r)	Required to be Deposited into the Spread Account
(s)	Required Payments and Deposits Relating to Interest Rate Swaps
(t)	Other Payments Required to be made
(u)	Excess Finance Charge Collections (a-b-c-d-e-f-g-h-i-j-k-l-m-n-o-p-q-r-s-t)

APPLICATION OF PRINCIPAL COLLECTIONS:
		Series 2013-B	[Insert columns for other Series]
(a)	Investor Principal Collections
(b)	Less Reallocated Principal Collections
(c)	Plus Shared Principal Collections from other Principal Sharing Series
(d)	Plus Aggregate amount of Finance Charge Collections applied to cover Defaults and Uncovered Dilution and to be treated as Available Principal Collections
(e)	Available Principal Collections (a+b+c+d)
(f)	Deposits to Principal Accumulation Account
(g)	Monthly Principal applied for payments to the Class A Noteholders
(h)	Monthly Principal applied for payments to the Class M Noteholders
(i)	Monthly Principal applied for payments to the Class B Noteholders

Exhibit C (Page 6)

	Series 2013-B	[Insert columns for other Series]
(j) Monthly Principal applied for payments to the Class C Noteholders
(k) Monthly Principal applied for payments to the Class D Noteholders
(l) Shared Principal Collections applied to other Principal Sharing

VIII.  INVESTOR CHARGE-OFFS

	Series 2013-B	[Insert columns for other Series]
(a) Investor Defaults and Uncovered Dilution
(b) Reimbursed from Available Funds
(c) Reimbursed from Cash Collateral Account
(d) Total reimbursed in respect of Investor Defaults and Dilution
(e) Investor Charge-off (a - d)

IX.  YIELD AND BASE RATE

	Series 2013-B	[Insert columns for other Series]
Base Rate
(Monthly interest, any net swap payments and monthly servicing fees divided by collateral amounts plus amounts on deposit in the principal accumulation account)

(a) Base Rate (current month)
(b) Base Rate (prior month)
(c) Base Rate (2 months prior)
(d) 3 Month Average Base Rate

Portfolio Yield
(Finance charge collections less defaults allocable to each series divided by collateral amounts plus amounts on deposit in the principal accumulation account)

(e) Portfolio Yield (current month)
(f) Portfolio Yield (prior month)
(g) Portfolio Yield (2 months prior)
(h) 3 Month Average Portfolio Yield

Excess Spread Percentage
(Portfolio Yield less Base Rate)

(i) Portfolio Adjusted Yield (current month)
(j) Portfolio Adjusted Yield (prior month)
(k) Portfolio Adjusted Yield (2 months prior)
(l) Portfolio Adjusted Yield (3 month average)

Exhibit C (Page 7)

IX.  PRINCIPAL ACCUMULATION ACCOUNT

		Series 2013-B	[Insert columns for other Series]
(a)	Cumulative Class A principal distributed to PAA (as of prior distribution date)
(b)	Class A Principal deposited in the Principal Accumulation Account (PAA)
(c)	Total Class A Principal deposited in the PAA (a + b)
(d)	Cumulative Class M principal distributed to PAA (as of prior distribution date)
(e)	Class M Principal deposited in the Principal Accumulation Account (PAA)
(f)	Total Class M Principal deposited in the PAA (d +e)
(g)	Cumulative Class B principal distributed to PAA (as of prior distribution date)
(h)	Class B Principal deposited in the Principal Accumulation Account (PAA)
(i)	Total Class B Principal deposited in the PAA (g + h)
(j)	Cumulative Class C principal distributed to PAA (as of prior distribution date)
(k)	Class C Principal deposited in the Principal Accumulation Account (PAA)
(l)	Total Class C Principal deposited in the PAA (j + k)
(m)	Cumulative Class D principal distributed to PAA (as of prior distribution date)
(n)	Class D Principal deposited in the Principal Accumulation Account (PAA)
(o)	Total Class D Principal deposited in the PAA (m + n)
(p)	Ending PAA balance (c + f + i + l + o)

Exhibit C (Page 8)

X.  PRINCIPAL REPAYMENT

		Series 2013-B	[Insert columns for other Series]
(a)	Class A Principal Paid (as of prior distribution dates)
(b)	Class A Principal Payments
(c)	Total Class A Principal Paid (a + b)
(d)	Class M Principal Paid (as of prior distribution dates)
(e)	(Class M Principal Payments
(f)	Total Class M Principal Paid (d + e)
(g)	Class B Principal Paid (as of prior distribution dates)
(h)	Class B Principal Payments
(i)	Total Class B Principal Paid (g + h)
(j)	Class C Principal Paid (as of prior distribution dates)
(k)	Class C Principal Payments
(l)	Total Class C Principal Paid (j + k)
(m)	Class D Principal Paid (as of prior distribution dates)
(n)	Class D Principal Payments
(o)	Total Class D Principal Paid (m + n)

Comenity Bank, as Servicer

By:_____________________________________
Name:___________________________________
Title:____________________________________

Exhibit C (Page 9)

SCHEDULE 1

PERFECTION COVENANTS

Indenture Trustee covenants that it shall retain possession of the Collateral Certificate and that it shall not cause or allow possession of the Collateral Certificate to be transferred to any other entity, including any Affiliate of Indenture Trustee, unless (i) the Indenture Trustee provides written notice of its intent to transfer possession of the Collateral Certificate to the Owner Trustee, the Issuer and the Administrator at least sixty (60) days prior to such transfer,  (ii) each of the Issuer and the Indenture Trustee receives an Opinion of Counsel of the Administrator stating that the Indenture Trustee will continue to have a perfected security interest in the Collateral Certificate free of any adverse claim and (iii) the Indenture Trustee receives a certificate of the Administrator, on behalf of the Issuer, signed by the Chairman of the Board, President, any Vice President or the Treasurer or any Assistant Treasurer, stating that the lien of the Indenture continues to constitute a valid first priority perfected security interest in the Collateral Certificate (other than with respect to a tax, mechanics or similar lien).